UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2017 (January 1, 2017)

NewLink Genetics Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-35342	42-1491350
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2503 South Loop Drive Ames, IA		50010
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (515) 296-5555

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Executive Officer Compensation and Equity Awards
Effective January 3, 2017, the Board of Directors (the “Board”) of NewLink Genetics Corporation (the “Company”) (i) approved 2016 bonuses and supplemental bonuses for the Company’s “named executive officers” (as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission and with respect to the Company’s 2016 fiscal year) and (ii) approved 2017 compensation for the named executive officers for the 2017 fiscal year, including salaries, target bonus percentages and stock option awards.
2016 Bonuses and Supplemental Bonuses
The 2016 bonus awards for the applicable named executive officers are set forth on Exhibit 10.1 attached hereto and incorporated herein by reference. The 2016 bonus awards for the applicable named executive officers are based on the achievement of corporate and individual goals previously approved by the Board. Each of the awards represents 50% of the officer’s respective bonus targets.
The 2016 supplemental bonus awards for the applicable named executive officers are set forth on Exhibit 10.1 attached hereto and incorporated herein by reference. The 2016 supplemental bonus awards for the applicable named executive officers were paid to compensate such named executive officers for their efforts in successfully completing the Company’s restructuring that was effected in August 2016.
2017 Named Executive Officer Compensation
The 2017 base salaries, target bonus awards and stock option awards for the applicable named executive officers are set forth on Exhibit 10.2 attached hereto and incorporated herein by reference. The 2017 salaries are unchanged from 2016. The 2017 target bonus awards for the applicable named executive officers will be based on the achievement of corporate and individual goals, as approved by the Board. The 2017 stock option awards were granted on January 3, 2017.

Section 9 - Financial Statements and Exhibits

Item 9.01              Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description
10.1	2016 Bonus Awards and Supplemental Bonus Awards
10.2	2017 Salaries, Bonus Targets and Stock Options

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:    January 5, 2017

NewLink Genetics Corporation

By:	/s/ John B. Henneman III
John B. Henneman III
Its:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	2016 Bonus Awards and Supplemental Bonus Awards
10.2	2017 Salaries, Bonus Targets and Stock Options